UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 14, 2011

Shengtai Pharmaceutical, Inc.
 (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-51312 (Commission File Number)	54-2155579 (I.R.S. Employer Identification No.)

Changda Road East, Development District, Changle County, Shandong, PRC 262400 (Address of principal executive offices) (zip code)

011-86-536-6295802 (Registrant’s telephone number, including area code)

Not Applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

SHENGTAI PHARMACEUTICAL, INC.

TABLE OF CONTENTS

		Page
Item 8.01	Other Events.	2

Item 9.01	Financial Statements and Exhibits	2

Item 8.01	Other Events.

On February 14, 2011, Shengtai Pharmaceutical, Inc. issued a press release reporting the financial results for the second quarter of fiscal 2011 ended December 31, 2010.

A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

99.1	Press Release dated February 14, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:   February 14, 2011

SHENGTAI PHARMACEUTICAL, INC.

By: /s/ Qingtai Liu Name: Qingtai Liu Title: Chief Executive Officer